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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 27, 2002

                             CARCORP USA CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                    333-73286                    26-0003788
(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification No.)

                           2600 NW 55 Court, Suite 234
                            Fort Lauderdale, FL 33309
               (Address of principal executive offices) (Zip Code)

                                 (888) 735-5557
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)





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ITEM 5.           OTHER EVENTS

On February 14, 2002, the Company's Registration Statement filed on Form SB-2 was declared effective. The Registration Statement registered 5,630,650 shares of the Company's common stock of which 3,630,650 shares were registered on behalf of certain selling shareholders and 2,000,000 shares were registered by the Company to sell to the public in a continuous offering that was to remain open until August 31, 2002.

Due to unfavorable market conditions, the Company is postponing the offering of 2,000,000 shares offered by the Company on Form SB-2 and hereby declares the offering closed. On March 27, 2002, the Company's board of directors closed the offering to sell 2,000,000 shares of common stock that were previously registered on Form SB-2 and will re-evaluate the selling of shares in the future when market conditions improve.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 27, 2002

                                          CARCORP USA CORPORATION

                                          By: /s/ Michael J. DeMeo
                                              ----------------------------------
                                                Name:   Michael J. DeMeo
                                                Title:  Chairman, President and
                                                        Chief Executive Officer